SCUDDER
                                                                     INVESTMENTS



Scudder International Equity Fund

Scudder International Select Equity Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses:

The following people handle the day-to-day management of each fund.


  Alex Tedder                              Sangita Uberoi, CFA
  Managing Director of Deutsche Asset      Director, Deutsche Asset Management
  Management and Lead Manager of           and Manager of the funds.
  the funds.                                o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management         in 1994 and the funds in 2004.
     in 1994 and the funds in 2002.         o Portfolio manager for EAFE
   o Previously, four years of                Equities.
     experience managing European           o Previous experience includes two
     equities and responsible for the         years in equity research
     insurance sector at Schroder             and investments at Lehman
     Investment Management.                   Brothers and Smith Barney.
   o Head of International Select
     Equity strategy; portfolio manager
     and analyst for Core EAFE
     strategy: London.
   o MA, Freiburg University.
  Matthias Knerr, CFA
  Director, Deutsche Asset Management
  and Manager of the funds.
   o Joined Deutsche Asset Management
     in 1995 and the funds in 2004.
   o Portfolio manager for EAFE
     Equities and Global Equities.



               Please Retain This Supplement for Future Reference



November 22, 2004